May 12, 1998

Dear Shareholder:

  In an excellent quarter for domestic stocks, the Hilliard Lyons Growth Fund again posted a strong absolute gain, advancing 6.5%. The Fund trailed the S&P 500 which gained 13.9% but it is important, for perspective, to recall that in the prior quarter the Fund outperformed the index 13.2% to 2.9%. One thing is clear. The Hilliard Lyons Growth Fund portfolio is constructed in a way that is far different from the S&P 500 Index and the Dow Jones Industrial Average. More on that later.

  The Fund's outstanding performance in 1997 has attracted significant inflows of new money. It ended the March quarter with $81 million in assets versus $38 million at the end of the same quarter in 1997. This doubling is due to market appreciation of the assets held and a very significant inflow of new money. We continue to feel that our current assets and inflows, modest compared to many funds, are quite manageable. The small size of the Fund continues to be an advantage, as we are able to move in and out of stocks in a timely way even when liquidity is limited.

  At its October 23, 1997 quarterly meeting the Board of Directors of the Fund approved the creation of Class B shares of the Fund. The fundamental purpose of such shares is to allow a buyer to spread the sales charge over several years rather than to incur it at the time of purchase. Details of the economics of purchasing shares this way are described in detail in the Fund's new prospectus. If you are interested in learning more about the B shares, you should call your Hilliard Lyons financial consultant to review the prospectus.

 The Fund

  Since the Fund's inception, we have sought three goals. First, to achieve an absolute return that significantly surpasses inflation and the rate of interest that can be earned on riskless long-term Treasury securities. Second, to achieve a return over the long run which exceeds that of the S&P 500 Index. Third, to achieve these goals while assuming significantly less risk than an investor would in an index fund tracking the S&P 500. Over a period of years we believe these goals are compatible and achievable given our resources. Sometimes, however, we are compelled to trade off one objective for another. We are in such a period now.

  In 1997, a confluence of events led to extraordinary performance by many of our stocks, particularly our largest holdings. For a variety of reasons, investors chose to make these important holdings prized assets propelling the gain in stock prices far faster than the gain in business value. This is quite evident when one considers that the Fund's net asset value increased by more than 40% while we estimate that the earnings of the underlying companies increased at a mid-teens rate. This is what we hoped would happen. Over the course of the year, however, it struck us that we would be hard pressed to continue achieving high absolute returns given the sharp runups in many of our stocks. We made the decision to sell some of our more extravagantly priced securities to move into others where we felt more confident of strong returns over the next two to three years.

  Our moves were certain to create a variance between our results and those of the S&P 500 Index, and indeed the variance has been wide on a quarter to quarter basis over the last year. In return for our willingness to look sometimes brilliant and sometimes dumb, we believe we have a portfolio of stocks valued more sensibly than the big index companies that are so immensely
                                                            Continued . . . . .

popular. We believe our returns will be more consistent for this reason. Perhaps most important, in a market which shows some of the traditional signs of excessive speculation, we are comfortable that most of our holdings are reasonably priced in relation to their business values. We note also that the Fund currently has approximately 20% of its assets in cash. That is both a function of the difficulty in finding attractively priced securities in today's markets and our transition away from some of our excessively valued holdings. Our goal is to be 100% invested but on terms which are clearly favorable to us.

 Outlook

  For the past couple of years, we have been able to crow about how perfect the investment climate has been. Repeatedly we pointed out that there were few excesses in the economy and that well-balanced growth was a great positive to equity investors. The broadest and most often cited economic measures for growth and inflation would suggest that such conditions continue. Beneath the statistics, however, turbulence and tension are roiling. The smaller Pacific Rim countries as well as mighty Japan and Korea are experiencing vicious declines in their economies. In Europe, though there is healthy growth, unemployment is stuck at extremely high levels. Domestically while the inflation statistics remain well controlled, housing activity is booming along with property values. Money supply growth has accelerated to double digits and, of course, there is the stock market, the phenomenal stock market.

  We're of no mind to rain on anybody's parade, but the wilder things get in the market place the more often we remember there are periods of time, sometimes lengthy, when matching the Index is a dubious achievement. The exuberance of the crowd can cause vast expansion of paper profits and also vast shrinkage. We are being especially careful to invest where performance will be driven by particular business circumstances--in stocks which may have missed the blessings of mass psychology, but may also miss its unwarranted condemnation. In horse racing parlance, we will be racing with an equipment change. Blinkers on to avoid distractions.

  Thank you for your patience and long term view.

                                           LOGO
                                           DONALD F. KOHLER
                                           Chairman

                                           LOGO
                                           SAMUEL C. HARVEY
                                           President

                        HILLIARD LYONS GROWTH FUND, INC.
                            STATEMENT OF NET ASSETS
                                  (UNAUDITED)
                                 MARCH 31, 1998

                                                                       Market
 Shares   Company                                                       Value
--------------------------------------------------------------------------------
 COMMON STOCKS -- 76.2%
 -------------------------------------------------------------------------------
          BASIC INDUSTRY -- 1.9%
          ----------------------------------------------------------------------
  40,000  Sigma-Aldrich...........................................   $ 1,490,000
                                                                     -----------
                                                                       1,490,000
          CAPITAL GOODS -- 12.9%
          ----------------------------------------------------------------------
  74,000  Dover Corp..............................................     2,812,000
  21,000  General Electric Co.....................................     1,809,938
  16,800  Hubbell Inc. CL B.......................................       846,300
  41,500  Nordson Corp............................................     2,069,813
  69,000  Raychem Corp............................................     2,867,812
                                                                     -----------
                                                                      10,405,863
          CONSUMER DURABLE -- 5.8%
          ----------------------------------------------------------------------
 106,000  Donaldson Co. Inc.......................................     2,729,500
  58,000  Harley-Davidson Inc.....................................     1,914,000
                                                                     -----------
                                                                       4,643,500
          CONSUMER NON-DURABLE -- 5.8%
          ----------------------------------------------------------------------
  53,900* Bush Boake Allen Inc....................................     1,718,062
  35,000  Nike Inc. CL B..........................................     1,548,750
  33,000  PepsiCo Inc.............................................     1,408,687
                                                                     -----------
                                                                       4,675,499
          FINANCIAL -- 24.1%
          ----------------------------------------------------------------------
  31,000  American International Group............................     3,904,063
      23* Berkshire Hathaway Inc..................................     1,545,600
  60,000  Cincinnati Financial Corp...............................     7,515,000
  48,000  Federal Home Loan Mortgage Corp.........................     2,277,000
  12,000  Fifth Third Bancorp.....................................     1,026,000
  50,875  Synovus Financial Corp..................................     1,888,734
  15,000  Wachovia Corp...........................................     1,272,188
                                                                     -----------
                                                                      19,428,585
          HEALTH CARE -- 8.3%
          ----------------------------------------------------------------------
  38,500  Allergan Inc............................................     1,463,000
  37,000  Johnson & Johnson.......................................     2,712,563
  65,550  Life Technologies Inc...................................     2,523,675
                                                                     -----------
                                                                       6,699,238

                                                                        Market
 Shares Company                                                         Value
--------------------------------------------------------------------------------
        RETAIL & SERVICES -- 16.3%
        ------------------------------------------------------------------------
 80,000 Brady WH Co................................................    2,680,000
 33,000 Gannett Co.................................................    2,371,875
 68,000 G & K Services Inc. CL A...................................    2,983,500
 69,000 Walgreen Co................................................    2,427,937
 77,000 Wallace Computer Services Inc..............................    2,666,125
                                                                      ----------
                                                                      13,129,437
        UTILITY -- 1.1%
        ------------------------------------------------------------------------
 15,000 Century Telephone Enterprises..............................      916,875
                                                                      ----------
                                                                         916,875
 TOTAL COMMON STOCKS -- (COST --$34,725,755)                          61,388,997
                                                                      ----------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 21.6%
--------------------------------------------------------------------------------

 Principal
 Amount      Description
 ----------- -----------
 $17,415,000 Federal Home Loan Bank
             Purchase Yield 5.983%,
             due 04/01/98............  17,415,000
                                      -----------
             TOTAL U.S. GOVERNMENT
             AGENCY OBLIGATIONS (AM-
             ORTIZED COST --
             $17,415,000)............  17,415,000
 OTHER ASSETS LESS LIABILITIES --       1,798,165
  2.2%............................... -----------
 NET ASSETS
 (equivalent to $32.25 per share of
 common stock based on 2,495,615
 shares of $.001 par value common
 stock outstanding, authorized        $80,602,162
 150,000,000 shares)................. ===========

The percentage shown for each investment category is the total value of that category as a percentage of the total net assets of the Fund.
* Non-income producing security.

                      ----------------------------------
                                      LOGO

                              FIRST QUARTER REPORT
                                 MARCH 31, 1998
                       J.J.B. HILLIARD, W.L. LYONS, INC.
                             HILLIARD LYONS CENTER
                           LOUISVILLE, KENTUCKY 40202
                                 (502) 588-8400
                                 (800) 444-1854
                      ----------------------------------
                                   DIRECTORS

William A. Blodgett, Jr.
                Gilbert L. Pamplin
Donald F. KohlerDillman A. Rash
John C. Owens

                                    OFFICERS

Donald F. Kohler--Chairman
Samuel C. Harvey--President
Thomas A. Corea--Vice President
Joseph C. Curry, Jr.--Vice President, Treasurer and Secretary
Dianna P. Wengler--Vice President

                                  DISTRIBUTOR

J.J.B. Hilliard, W.L. Lyons, Inc.
Hilliard Lyons Center
P.O. Box 32760
Louisville, Kentucky 40232-2760
(502) 588-9145
(800) 444-1854

                          TRANSFER AGENT AND CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02266

                                    AUDITORS

Ernst & Young LLP
400 West Market Street
Louisville, Kentucky 40202

                                 LEGAL COUNSEL

Brown, Todd & Heyburn PLLC
3200 Providian Center
Louisville, Kentucky 40202

This report is intended for the information of shareholders of the Hilliard Lyons Growth Fund, Inc., but it may also be used as sales literature when pre-ceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund.

                              FIRST QUARTER REPORT
                                 MARCH 31, 1998